                                                                 Exhibit 10.7.1




                 FIRST AMENDMENT TO THREE-YEAR CREDIT AGREEMENT

         This FIRST AMENDMENT TO THREE-YEAR CREDIT AGREEMENT (this "Amendment"), dated as of June 20, 2000, is by and among LINCARE HOLDINGS INC., a Delaware corporation (the "Borrower"), each of the Borrower's Subsidiaries (individually a "Guarantor" and collectively the "Guarantors"; together with the Borrower, individually a "Credit Party", and collectively the "Credit Parties"), the Required Lenders signatory hereto and BANK OF AMERICA, N. A., as Agent for the Lenders (in such capacity, the "Agent").

         W I T N E S S E T H

         WHEREAS, the Credit Parties, the Lenders and the Agent have entered into that certain Three-Year Credit Agreement dated as of August 23, 1999 (the "Existing Credit Agreement");

         WHEREAS, the Borrower has requested, and the Lenders have agreed, to amend certain provisions of the Existing Credit Agreement as more fully set forth below.

         NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


                                     PART I
                                  DEFINITIONS

         SUBPART 1.1       Certain Definitions. Unless otherwise defined herein
or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

                  "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

                  "Amendment No. 1 Effective Date" is defined in Subpart 4.1.

         SUBPART 1.2       Other Definitions. Unless otherwise defined herein
or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.

                                    PART II
                    AMENDMENTS TO EXISTING CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Amendment No. 1 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part 2.

         SUBPART 2.1       Amendments to Section 1.1. Section 1.1 of the
Existing Credit Agreement is hereby amended in the following respects:

                  (a) The definition of "Change of Control" is hereby amended in its entirety to read as follows:

                           "Change of Control" means the occurrence of any of
                  the following events: (i) any Person or two or more Persons acting in concert (other than Persons owning 30% or more of the Voting Stock of the Borrower on the Closing Date) shall have acquired beneficial ownership, directly or indirectly, of, or shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, control over, Voting Stock of the Borrower (or other securities convertible into such Voting Stock) representing 30% or more of the combined voting power of all Voting Stock of the Borrower, (ii) any Person or two or more Persons acting in concert (other than Persons owning 30% or more of the Voting Stock of the Borrower on the Closing Date) has the ability directly or indirectly, to elect a majority of the board of directors of the Borrower, (iii) during any period of up to 12 consecutive months, commencing on the Closing Date, individuals who at the beginning of such 12-month period were directors of the Borrower shall cease for any reason (other than the death, disability or retirement of an officer of the Borrower that is serving as a director at such time so long as another officer of the Borrower replaces such Person as a director) to constitute a majority of the board of directors of the Borrower; provided, however to the extent there exist vacancies on the Board of Directors as of the Closing Date or if after the Closing Date, the existing Board of Directors increases the number of directors on the Board of Directors by an amount not more than three, the individuals named to fill such vacancies, if selected by a majority of directors sitting as of the Closing Date, shall be deemed for purposes of this clause (iii) to have been appointed prior to the Closing Date or (iv) the occurrence of a "Change of Control" under the Senior Note Purchase Agreements, the Senior Notes, or other documents evidencing the Senior Notes.

                  (b) The definition of "Permitted Acquisition" is hereby amended in its entirety to read as follows:

                           "Permitted Acquisition" means an Acquisition by the
                  Borrower or any Subsidiary of the Borrower for the fair market value of the Capital Stock or Property acquired, provided that (i) the Capital Stock or Property acquired in such



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                  Acquisition relates to a line of business similar to the
                  business of the Borrower or any of its Subsidiaries, (ii) in the case of an Acquisition of Capital Stock of another Person, (A) the board of directors (or other comparable governing body) of such other Person shall have duly approved such Acquisition and (B) such Person shall become a wholly-owned direct or indirect Subsidiary of the Borrower,
                  (iii) the representations and warranties made by the Credit Parties in any Credit Document shall be true and correct in all material respects at and as if made as of the date of such Acquisition (after giving effect thereto) except to the extent such representations and warranties expressly relate to an earlier date and no Default or Event of Default exists as of the date of such Acquisition (after giving effect thereto) and (iv)(A) if the aggregate consideration for such Acquisition, exceeds $25,000,000 but is less than $35,000,000, the Borrower shall have delivered to the Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect to the Acquisition on a Pro Forma Basis, the Borrower will be in compliance with all of the financial covenants set forth in Section 7.11 or (B) if the aggregate consideration (including cash and non-cash consideration and any assumption of Indebtedness) for such Acquisition exceeds $35,000,000 or if any such Acquisition would cause the aggregate consideration for all Acquisitions in any fiscal year to exceed $150,000,000, the Borrower shall have received the approval of the Required Lenders, which approval shall be given in the Required Lenders' sole discretion; provided, however, that with respect to clause (B) above for fiscal year 2000 only, if the aggregate consideration (including cash and non-cash consideration and any assumption of Indebtedness) for any Acquisition consummated after the consummation of the United Medical Acquisition exceeds $35,000,000 or if any such additional Acquisition would cause the aggregate consideration for all Acquisitions consummated after the consummation of the United Medical Acquisition to exceed $50,000,000, the Borrower shall have received the approval of the Required Lenders.

                  (c) The definition of "Pledge Agreement" is hereby amended in its entirety to read as follows:

                           "Pledge Agreement" means (i) prior to the first date
                  on which the Borrower has issued any Senior Notes, the pledge agreement dated as of the Closing Date in the form of Exhibit 1.1(a), as amended, modified, restated or supplemented from time to time and (ii) thereafter, the "New Pledge Agreement" described in Subpart 3.2(b) of Amendment No. 1, as amended, modified, restated or supplemented from time to time.

                  (d)      The following new definitions are added to
         Section 1.1 of the Existing Credit Agreement in appropriate alphabetical order:

                           "Amendment No. 1" means that certain First Amendment
                  to Three-Year Credit Agreement dated as of June 20, 2000 by and among the Borrower, the Guarantors, the Required Lenders signatory hereto and the Agent.



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



                           "Intercreditor Agreement" means an intercreditor
                  agreement dated as of a date on or before July 31, 2000 and in form and substance reasonably satisfactory to the Agent, defining the relationship between the Agent and the Lenders, on the one hand, and the Noteholders, on the other hand, with respect to the relative rights and priorities with respect to the Pledged Collateral and providing for the sharing of any amounts recovered pursuant to the obligations of the Guarantors under Section 4 and the guaranties of the Senior Notes permitted under Section 8.1(j).

                           "Senior Note Purchase Agreements" means a collective
                  reference to note purchase agreements, dated as of a date on or before July 31, 2000 and in form and substance reasonably satisfactory to the Agent, among the Borrower and each of the Senior Noteholders.

                           "Senior Noteholders" means a collective reference to
                  the holders from time to time of the Senior Notes and "Senior Noteholder" means any one of them.

                           "Senior Notes" means a collective reference to
                  senior notes in an aggregate principal amount of up to $150,000,000, and in form and substance reasonably satisfactory to the Agent, to be issued by the Borrower on or before July 31, 2000 pursuant to the Senior Note Purchase Agreements, as such Senior Notes may be amended, modified, restated or supplemented and in effect from time to time in accordance with the terms thereof. The Senior Notes shall rank pari passu with the Credit Party Obligations in priority of payment and shall be secured by a lien on the Pledged Collateral ranking pari passu with the lien of the Agent therein.

                           "United Medical Acquisition" means the Acquisition
                  by the Borrower, on or prior to June 30, 2000, of substantially all of the assets of United Medical, Inc., an Arkansas corporation, for aggregate consideration of approximately $123,000,000.

         SUBPART 2.2       Amendments to Section 8.1. Clauses (h) and (i) of
Section 8.1 of the Existing Credit Agreement are hereby amended in their entireties to read as follows and the following new clauses (j) and (k) are added to such Section immediately thereafter:

                  8.1      INDEBTEDNESS.

                  The Credit Parties will not permit any Consolidated Party to contract, create, incur, assume or permit to exist any Indebtedness, except:

                                ****************

                           (h) Indebtedness owing by one Credit Party to another Credit Party;



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                           (i)      other Indebtedness hereafter incurred by
                  the Borrower not exceeding $10,000,000 in aggregate principal amount at any time outstanding;

                           (j) Indebtedness of the Borrower arising under the Senior Note Purchase Agreements and the Senior Notes in an aggregate principal amount of up to $150,000,000; provided that (i) the final maturity date of such Senior Notes occurs after the Maturity Date and (ii) such Senior Note Purchase Agreements and Senior Notes do not contain terms and conditions which, when taken as a whole, are more restrictive that the terms and conditions of the Credit Agreement; and

                           (k) Guaranty Obligations of any Guarantor with respect to the Indebtedness of the Borrower permitted under
                  Section 8.1(j).

         SUBPART 2.3       Amendments to Section 8.11. Section 8.11 of the
Existing Credit Agreement is hereby amended in its entirety to read as follows:

                  8.11     LIMITATION ON RESTRICTED ACTIONS.

                  The Credit Parties will not permit any Consolidated Party to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Person to (a) pay dividends or make any other distributions to any Credit Party on its Capital Stock or with respect to any other interest or participation in, or measured by, its profits, (b) pay any Indebtedness or other obligation owed to any Credit Party, (c) make loans or advances to any Credit Party, (d) sell, lease or transfer any of its properties or assets to any Credit Party, (e) grant a lien on its properties or assets whether now owned or hereafter acquired or
         (f) act as a Guarantor and pledge its assets pursuant to the Credit Documents or any renewals, refinancings, exchanges, refundings or extension thereof, except (in respect of any of the matters referred to in clauses (a)-(d) above) for such encumbrances or restrictions existing under or by reason of (i) this Credit Agreement and the other Credit Documents, (ii) the Senior Note Purchase Agreements and the Senior Notes or (iii) applicable law.

         SUBPART 2.4       Amendments to Section 8.14. Section 8.14 of the
Existing Credit Agreement is hereby amended in its entirety to read as follows:

                  8.14     NO FURTHER NEGATIVE PLEDGES.

                  Except (a) pursuant to this Credit Agreement and the other Credit Documents, (b) pursuant to the Senior Note Purchase Agreements and the Senior Notes and (c) pursuant to any document or instrument governing Indebtedness incurred pursuant to Section 8.1(c), provided that any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith, the Credit Parties will not permit any Consolidated Party to enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation.



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

                                    PART III
                          CONSENT, AUTHORIZATION, ETC.

         SUBPART 3.1       United Medical Acquisition. The Required Lenders
hereby consent to the United Medical Acquisition.

         SUBPART 3.2       Execution of Intercreditor Agreement and Restated
Pledge Agreement; Indemnification of Collateral Agent.

                  (a) The Required Lenders hereby authorize and direct the Agent, on behalf of the Lenders, at such time as any Senior Notes shall be issued by the Borrower, to execute and deliver (i) the Intercreditor Agreement and (ii) a pledge agreement (the "New Pledge Agreement") amending and restating the Pledge Agreement for the purpose of providing that the Pledged Collateral shall be held by Bank of America as a collateral agent for the ratable benefit of the Lenders and the Senior Noteholders (in such capacity, the "Collateral Agent").

                  (b) The Credit Parties agree that, at such time as the Intercreditor Agreement and the New Pledge Agreement shall have become effective:

                           (i) to pay to the Collateral Agent all of its out-of-pocket expenses in connection with the preparation, execution and delivery of the Intercreditor Agreement and the New Pledge Agreement and the transactions contemplated thereby, including but not limited to the reasonable charges and disbursements of counsel;

                           (ii) to pay to the Collateral Agent from time to time reasonable compensation for all services rendered by it under the Intercreditor Agreement and the New Pledge Agreement;

                           (iii) to reimburse the Collateral Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Collateral Agent in accordance with any provision of the Intercreditor Agreement or the New Pledge Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel); and

                           (iv) to indemnify the Collateral Agent for, and to hold it harmless against, any loss, liability or expense incurred without gross negligence or willful misconduct on the part of the Collateral Agent, arising out of or in connection with the Intercreditor Agreement or the New Pledge Agreement or any action taken or omitted by it thereunder or in connection therewith, including, but not limited to, the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, and any loss, liability, expense or claim arising out of its possession, management, control, use or operation of the Pledged Collateral.



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

                  (c) At such time as the Intercreditor Agreement and the New Pledge Agreement shall have become effective, the Lenders shall be required to indemnify the Collateral Agent (to the extent not reimbursed by the Credit Parties), ratably with the Senior Noteholders, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Collateral Agent, without gross negligence or willful misconduct on the part of the Collateral Agent, arising out of the actions of the Collateral Agent under the Intercreditor Agreement or the New Pledge Agreement or the transactions contemplated thereby or the enforcement of any of the terms thereof. The Lenders shall be subrogated to the rights of the Collateral Agent with respect to all amounts paid by it pursuant to this clause (b), and all such amounts shall constitute Credit Party Obligations.


                                    PART IV
                          CONDITIONS TO EFFECTIVENESS

         SUBPART 4.1       Amendment No. 1 Effective Date. This Amendment shall
be and become effective as of June 20, 2000 (the "Amendment No. 1 Effective Date") when all of the conditions set forth in this Part 4 shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as "Amendment No. 1."

         SUBPART 4.2       Execution of Counterparts of Amendment. The Agent
shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors and the Lenders.

         SUBPART 4.3       Other Items. The Agent shall have received such
other documents, agreements or information which may be reasonably requested by the Agent.


                                     PART V
                                 MISCELLANEOUS

         SUBPART 5.1       Representations and Warranties. The Borrower hereby
represents and warrants to the Agent and the Lenders that, after giving effect to this Amendment, (a) no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents and (b) the representations and warranties set forth in Section 6 of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

         SUBPART 5.2       Reaffirmation of Credit Party Obligations. Each
Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.



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

         SUBPART 5.3       Cross-References. References in this Amendment to
any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

         SUBPART 5.4       Instrument Pursuant to Existing Credit Agreement.
This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

         SUBPART 5.5       References in Other Credit Documents. At such time
as this Amendment No. 1 shall become effective pursuant to the terms of Subpart 4.1, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment No. 1.

         SUBPART 5.6       Counterparts/Telecopy. This Amendment may be
executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of the Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

         SUBPART 5.7       Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE
A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF
NEW YORK.

         SUBPART 5.8       Successors and Assigns. This Amendment shall be
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SUBPART 5.9       General. Except as amended hereby, the Existing
Credit Agreement and all other Credit Documents shall continue in full force and effect.



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

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                           LINCARE HOLDINGS INC.,
                                    a Delaware corporation


                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


GUARANTORS:                         LINCARE INC.,
                                    a Delaware corporation


                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    LINCARE PROCUREMENT INC.,
                                    a Delaware corporation


                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    LINCARE ASSET MANAGEMENT LP,
                                    a Nevada limited partnership
                                             BY: LINCARE HOLDINGS INC., A
                                             DELAWARE CORPORATION, ITS GENERAL
                                             PARTNER


                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    LINCARE OF NEW YORK INC.,
                                    a New York corporation


                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------

                                    LINCARE PHARMACY SERVICES INC.,
                                    a Delaware corporation


                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    LINCARE LICENSING INC.,
                                    a Delaware corporation


                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    CONVACARE SERVICES INC.,
                                    an Indiana corporation


                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    LINCARE TRAVEL INC.,
                                    a Delaware corporation


                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------

LENDERS:                            BANK OF AMERICA, N. A.,
                                    individually in its capacity as a
                                    Lender and in its capacity as Agent


                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    BANKATLANTIC


                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    BANK LEUMI LE - ISRAEL B.M.,
                                    MIAMI AGENCY


                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    COMERICA BANK


                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    BANKERS TRUST COMPANY


                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    FLEET NATIONAL BANK


                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------

                                    THE FUJI BANK, LIMITED


                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    THE INDUSTRIAL BANK OF JAPAN
                                    LIMITED


                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    MICHIGAN NATIONAL BANK


                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    SCOTIABANC INC.


                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    U.S. BANK NATIONAL ASSOCIATION


                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------